UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): APRIL 7, 1998

                        THE MERIDIAN RESOURCE CORPORATION
               (Exact name of registrant as specified in charter)

        TEXAS                            001-10671                             76-0319553
(State of Incorporation)           (Commission File No.)          (I.R.S. Employer Identification No.)

     15995 N. BARKER'S LANDING, SUITE 300
              HOUSTON, TEXAS                                      77079
   (Address of Principal Executive Offices)                     (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 558-8080

ITEM 2.  ITEM 5.

      On April 6, 1998, the Company issued a press release announcing its 1998 drilling activities and first quarter 1998 drilling results. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

      (c)   EXHIBITS.

     99.1   -   Press Release of the Company dated December 19, 1997.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE MERIDIAN RESOURCE CORPORATION

Dated: April 7, 1998                /s/ P. Richard Gessenger
                                        P. Richard Gessenger
                                        Chief Financial Officer

                               INDEX TO EXHIBITS


      Number                        Exhibit
      ------                        -------
      99.1  -     Press Release of the Company dated April 6, 1998.